UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

CDT Equity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4851 Tamiami Trail North, Suite 200, Naples, FL	34103
(Address of principal executive offices)	(Zip Code)

(646) 491-9132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 15, 2026, CDT Equity Inc. (the “Company”) entered into the second amendment (the “Amendment No. 2”) to that certain directed stock purchase agreement, dated January 16, 2026 (as amended, the “Purchase Agreement”), with an institutional investor (the “Purchaser”) relating to an equity line of credit facility (the “ELOC”). Pursuant to Amendment No. 2, the parties mutually agreed to set the gross purchase price to be paid without the consent of the Purchaser at any closing of a regular purchase at $510,000. Amendment No. 2 also extends the Adjustment Period, as defined in the Purchase Agreement, to such time as the Purchaser has entered into committed and binding trades to sell all of the shares it purchased under the Purchase Agreement.

In addition, on May 15, 2026, the Company and the Purchaser entered into an amendment (the “Note Amendment”) to that certain Senior Secured Convertible Promissory Note, originally issued on March 3, 2026 (the “Note”). Pursuant to the Note Amendment, 90% of the proceeds raised by the Company in any debt or equity financing or capital-raising transaction, including pursuant to the ELOC, may be retained by the Company, with the remaining 10% required to go towards payment of amounts due under the Note.

Both Amendment No. 2 and the Note Amendment are effective through May 31, 2026, at which point they will no longer modify the Purchase Agreement and Note, respectively.

The foregoing descriptions of Amendment No. 2 and the Note Amendment are qualified in their entirety by reference to Amendment No. 2 and the Note Amendment, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Amendment No. 2 to Equity Purchase Agreement, dated May 15, 2026
10.2	Form of Amendment to Senior Secured Convertible Promissory Note, dated May 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDT EQUITY INC.

May 15, 2026	By:	/s/ Andrew Regan
	Name:	Andrew Regan
	Title:	Chief Executive Officer